CHOICE HOTELS
INTERNATIONAL

Cambria Suites | Comfort Suites | Comfort Inn | Sleep Inn | Clarion | Ascend Collection

Quality | MainStay Suites | Suburban | EconoLodge | Rodeway Inn

SLEEP
QUALITY INN
EconoLodge

CHOICE HOTELS INVESTOR PRESENTATION

Investor Presentation March 2011 Exhibit 99.1

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

DISCLAIMER
Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the federal securities laws. Generally, our use of words such as “expect,” “estimate,”
“believe,” “anticipate,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of stock dividends, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems;
fluctuations in the supply and demand for hotel rooms; and our ability to manage effectively our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange
Commission on March 1, 2011. We undertake no obligation to publicly update or revise any forward-
looking statement, whether as a result of new information, future events or otherwise.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

CHOICE HOTELS OVERVIEW
Leading gainer of US hotel market share*
– 9.5% share of branded US hotels (+120
basis points over trailing 5 years)*
– 2
nd
largest U.S. hotelier
70+ year-old hotel distribution company
with well-known, diversified brands
suitable for various stages of hotel life
cycle
Core competencies and services drive
demand for our brands and deliver
business for our franchisees
Global pipeline of 621 hotels under
construction, awaiting conversion or
approved for development
Source: Choice Internal Data, December 31, 2010
* Based on number of hotels as of December 31, 2010 (Smith Travel Research)
Fee-for-service business model
Predictable, profitable, long-term growth
in a variety of lodging and economic
environments
Cumulative free cash flows of more than
$1 billion since 1997
– >90% returned to shareholders through
share repurchases and dividends
Capital “light” model generates strong
after-tax returns on invested capital
Long-term franchise contracts and scale
represent barriers to entry
Strong, Growing, Global Hotel
Franchising Business
Highly Attractive Business Model
With Strong Financial Returns

CHOICE HOTELS INVESTOR PRESENTATION

Δ
Market Share %

CHOICE HOTELS INTERNATIONAL

Source: Smith Travel Research, December 31, 2010
0
2

6
8
10
12
14
Wyndham Choice Hilton IHG Marriott Best Western Accor Carlson Starwood Hyatt
2005 2006 2007 2008 2009 2010
ONE OF THE LARGEST HOTELIERS
Market
Share %
11.2% 9.5% 6.1% 6.0% 5.7% 3.8% 1.8% 1.1% 0.9% 0.6%
5 yr. bps
(05-10)
-20 +120 +140 +70 +100 -70 -60 +10 +20 -60
Market Share (% of Hotels Open in U.S.)

CHOICE HOTELS INVESTOR PRESENTATION

Estimated Per Room Investment*
Cambria Suites
Comfort Suites
Comfort Inn
MainStay Suites
Sleep Inn
Suburban
Ascend Collection
Clarion
Comfort Inn
Quality
Econo Lodge
Rodeway Inn

CHOICE HOTELS INTERNATIONAL

Conversion
$45,000+
$105,000+
$50
$70
$100+
Targeted
Average Daily Rate
$85
FAMILY OF WELL-KNOWN
AND DIVERSIFIED BRANDS
New Construction
* Excludes cost of land; based on average domestic per-room investment.
Source: Choice Internal Data, April 2010
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CHOICE HOTELS INVESTOR PRESENTATION

129
113
143
260
259
416
319
155
151
60
63
78
106
130
176
173
73
46
2002
2003
2004
2005
2006
2007
2008
2009
2010
Construction Starts
New Project Announcements

20-Year Average, 2.0%
1.6%
1.0%
0.4%
-0.1%
0.2%
1.3%
2.5%
3.1%
2.1%
0.7%
0.5%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011P
2012P

CHOICE HOTELS INTERNATIONAL

CHALLENGING NEAR-TERM ENVIRONMENT FOR
NEW CONSTRUCTION HOTEL DEVELOPMENT
0%
Source: Lodging Econometrics (Q4 2010) – New Construction Pipeline Source: 2011-2012 supply growth projections are based on January 2011 STR forecast
U.S. Lodging Industry Change
in Room Supply (YOY %)
New Construction
Pipeline Rooms (000's)

CHOICE HOTELS INVESTOR PRESENTATION

Domestic Hotels

1,759
1,749
1,435
803
650
623
463
398
Hampton Inn / Inn & Suites
Holiday Inn Express
Comfort INN
La Quinta Inn / Inn & Suites
Fairfield Inn
Comfort Suites
Country Inn & Suites
Sleep INN

CHOICE HOTELS INTERNATIONAL

7 STRONG LIMITED SERVICE NEW CONSTRUCTION BRANDS POSITIONED WELL FOR LONG-TERM GROWTH Source: Smith Travel Research, Choice Internal Data, December 31, 2010

CHOICE HOTELS INVESTOR PRESENTATION

2,006
1,859
1,759
1,749
1,674
1,012
1,009
811
803
784
719
650
522
387
352
341
329
307
299
192
QUALITY
EconoLodge
RODEWAY INN
Clarion

CHOICE HOTELS INTERNATIONAL

SIGNIFICANT GROWTH OPPORTUNITIES
REMAIN IN LARGE CONVERSION MARKET
Chart does not include
17,000+ independent hotels
in budget, economy and
mid-scale segments
Domestic Hotels
Hampton Inn /
Hampton Inn
& Suites
Holiday Inn
Express
Days Inn Motel 6
America’s
Best
Value Inn
Holiday
Inn /
Holiday
Inn Select
La Quinta
Inn / La Quinta
Inn & Suites
Fairfield
Inn
Ramada /
Ramada
Limited
Travelodge
Red Roof
Inn
Howard
Johnson
Knight’s
Inn
Microtel
Best
Western
Super 8
Source: Smith Travel Research, Choice Internal Data, December 31, 2010
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CHOICE HOTELS INVESTOR PRESENTATION

123
92
75
34
10
41
20
43
27
37
14
Conversion
New Construction
Cambria Suites
Ascend Collection
Comfort Suites
Comfort Inn
Sleep Inn
Quality
Clarion
MainStay Suites
Suburban
Econo Lodge
Rodeway Inn

CHOICE HOTELS INTERNATIONAL

9 DOMESTIC PIPELINE OF 516 HOTELS Mid-scale Extended Stay Economy Upscale Source: Choice Internal Data, December 31, 2010 ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ® ®

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

1,149 properties in 30 countries
and territories on five continents
Multi-year
investments in
IT and marketing
planned to enhance
value proposition for
international hotels
Significant long-term
growth opportunity
in underrepresented
regions/countries
STRONG PRESENCE IN MAJOR
TRAVEL MARKETS OUTSIDE OF THE U.S.
Source: Choice Internal Data, December 31, 2010
19 hotels
Mexico
294 hotels
Canada
247 hotels
Continental
Europe, UK
& Ireland
161 hotels
Scandinavia
57 hotels
Brazil
52 hotels
Japan
3 hotels
China
1 hotel
Malaysia
26 hotels
India
12 hotels
Central
America
1 hotel
Singapore
276 hotels
Australia, New Zealand
& Papua New Guinea

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

SERVICES LIFECYCLE IMPROVES
BRANDS AND PROPERTY PERFORMANCE
FRANCHISED FRANCHISED
PROPERTIES PROPERTIES
RETURN ON RETURN ON
INVESTMENT INVESTMENT
Brand Planning
and Management
• Targeted, differentiated
programs, amenities and
services for each brand
Brand Performance
• Revenue and guest service
consulting
• Inventory and rate management
• Local sales and marketing
• Independent third-party quality
assurance
Training
• On-site
• Regional
• Web-based
• GM Certification
Opening Services
• Ensure hotels open
successfully and meet or
exceed brand standards
Portfolio
Management
• Repositioning
• Relicensing
• Termination
Procurement Services
• Value-engineered prototypes
and design packages
• Negotiated vendor
relationships

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

MARKETING AND CENTRAL
RESERVATION SYSTEM LEVERAGES
SIZE, SCALE AND DISTRIBUTION
$300-plus million in annual marketing and reservation system fees
Leverage expertise and innovation in on-line, targeted interactive marketing to influence guest hotel stay decisions
Powerful advertising campaigns
Focus on driving guests to Choice central channels
Facilitate “one-stop” shopping
Strong and growing global loyalty program
Increasing brand awareness
Source: Choice Internal Data, December 2010

CHOICE HOTELS INVESTOR PRESENTATION

98
99
77
91
43
56
87
88
72
78
N/A
92
N/A
50
14
26
N/A
13
N/A
18
N/A
46
2001
2010
Comfort INN
Comfort SUITES
SLEEP INN
QUALITY
Clarion
EconoLodge
RODEWAY INN
MainStay Suites
Suburban
CAMBRIA SUITES
CHOICE HOTELS INTERNATIONAL

CHOICE HOTELS INTERNATIONAL

STRONG AND GROWING
AIDED BRAND AWARENESS
Source: Percentage of survey respondents. Millward Brown, December 2010.
*Econo Lodge, Rodeway Inn and Suburban Extended Stay  measured among economy hotel users.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICEprivileges®

REWARDS PROGRAM

8.3%
10.0%
12.2%
15.3%
16.2%
17.9%
20.3%
22.0%
25.6%
28.7%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

CHOICE HOTELS INTERNATIONAL

STRONG, GROWING LOYALTY PROGRAM
Choice Privileges Revenue as Percent
of Domestic Gross Room Revenues*
Source: Choice Internal Data, December 31, 2010 * 2001-2008 Data Excludes Econo Lodge and Rodeway Inn brands
Comprehensive loyalty rewards program
12 million members worldwide –
contribute over ¼ of domestic
gross room revenues
2.5 million new members added in 2010
Delivers incremental business to all Choice brand hotels
Important selling point for franchise sales

CHOICE HOTELS INVESTOR PRESENTATION

≈

$1,161
$1,501
2005
2006
2007
2008
2009
2010

CHOICE HOTELS INTERNATIONAL

CENTRAL RESERVATIONS SYSTEM (CRS)
DELIVERY PUTS “HEADS IN BEDS”
All Hotel
Direct
Reservation
Choice Central
Reservation
Contribution
1/3
1/3
Domestic Franchise System
Gross Room Revenue Source
Domestic Choice CRS
Net Room Revenue
Source: Choice Internal Data, December, 2010

CHOICE HOTELS INVESTOR PRESENTATION

64%
47%
35%
23%
18%
12%
2005
2006
2007
2008
2009
2010
Internet
Voice
Travel Agent (GDS)

Central Channel ADR
“Premium”
Domestic Choice CRS
Net Channel Share
CENTRAL RESERVATIONS BOOKINGS
CREATE SIGNIFICANT VALUE
FOR FRANCHISEES
Source: Choice Internal Data, December, 2010
$66.11
$70.43
$71.59
$73.54
$73.35
$80.04
2005 2006 2007 2008 2009 2010
Systemwide Call Center choicehotels.com

CHOICE HOTELS INVESTOR PRESENTATION

174
124
298
116
184
300
63
241
304
128
342
470
182
370
552
237
402
639
288
432
720
327
443
770
261
437
698
56
313
369
59
298
357
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
New Construction
Conversion
Total

CHOICE HOTELS INTERNATIONAL

17 CONVERSION BRAND FRANCHISE SALES OPPORTUNITY IN SOFT NEW CONSTRUCTION ENVIRONMENT Source: Choice Internal Data, December, 2010

CHOICE HOTELS INVESTOR PRESENTATION

5-year trend
CAGR = 4.3%
10-year trend
CAGR = 4.4%
3,244
3,327
3,482
3,636
3,834
4,048
4,211
4,445
4,716
4,906
4,993
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
5-year trend
CAGR = 3.7%
10-year trend
CAGR = 4.0%
266
271
282
294
310
329
339
354
374
389
394
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

CHOICE HOTELS INTERNATIONAL

18 STRONG, STEADY FRANCHISE SYSTEM GROWTH Domestic Hotels On-Line Domestic Rooms On-Line (in thousands) Source: Choice Internal Data, December, 2010

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUE STREAM
LESS VOLATILE THAN REVPAR
$0
$50
$100
$150
$200
$250
$300
$350
-17%
-12%
-7%
-2%
3%
8%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
CHH RevPAR STR Chain Scale (Supply Weighted) Industry RevPAR Franchising Revenue
($ in millions)
Source: Smith Travel Research, Choice Internal Data, December 2010

CHOICE HOTELS INVESTOR PRESENTATION

QUALITY

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA LESS VOLATILE
THAN INDUSTRY PROFITABILITY
0
50
100
150
200
250
0
5
10
15

25
30
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Industry Profits Adjusted EBITDA
Source: Smith Travel Research, Choice Internal Data, December 2010
($ in millions) ($ in billions)

CAPITAL “LIGHT” MODEL GENERATES
STRONG RETURNS ON INVESTED CAPITAL
15.2%
16.1%
14.7%
19.5%
27.6%
36.7%
49.7%
62.9%
78.5%
68.8%
59.5%
48.1%
48.0%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
After-Tax Return On Invested Capital
Source: Choice Internal Data, December 2010

TRACK RECORD OF STRONG EARNINGS
PER SHARE PERFORMANCE
$0.40
$0.51 $0.51
$0.58
$0.76
$0.93
$1.07
$1.25
$1.48
$1.73
$1.73
$1.68
$1.81
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Adjusted Diluted Earnings Per Share
Note: See appendix for reconciliation of adjusted diluted earnings per share to diluted earnings per share. To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2007 through 2010 differ from amounts reported in
Exhibits 8 of our various earnings announcements.
Source: Choice Internal Data, December 2010.  Per Share Amounts Retroactively Adjusted For 2005 Stock Split.

CHOICE HOTELS INVESTOR PRESENTATION

11.9 x
11.3 x
8.6 x
10.2 x
11.9 x
11.0 x
14.9 x
17.0 x
20.3 x
14.8 x
10.2 x
10.4 x
13.7 x
7.9
7.2
3.2
24.0
10.8
5.7
6.4
1.6
4.9
2.2
2.1
0.3
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Millions of Shares Repurchased
Avg. TEV/EBITDA

CHOICE HOTELS INTERNATIONAL

Remaining authority on current authorization –
3.6 million shares as of December 31, 2010
OPPORTUNISTIC SHARE REPURCHASES KEY
PART OF CAPITAL ALLOCATION STRATEGY
Source: Capital IQ, December 2010, Choice Internal Data, December 30, 2010.
Share amounts for 2005 and prior years retroactively adjusted for 2005 two-for-one stock split.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

1.9%
0.0% 0.0% 0.0%
3.3%
0.9%
0.0% 0.0%
0.5%
1.9%
HIGH CASH DIVIDEND YIELD COMPARED
TO OTHER LODGING C-CORPS
Choice Great
Wolf
Wyndham Gaylord Hyatt
Orient-
Express
Starwood
Red Lion Marriott
IHG
Source: Bloomberg Financial, March 10, 2011

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

STRONG CREDIT POSITION
Investment grade credit rating
– Moody’s Baa3
– Standard & Poor’s BBB
Strong liquidity position
Substantial financial flexibility
Minimal contingent liability exposure
Source: Choice Internal Data, December 2010

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

STRATEGY FOR CHOICE’S BRANDS,
GROWTH AND SHAREHOLDERS
Improve and Grow Brands
– Increase portfolio profitability of the Comfort brand family
– Refresh Sleep Inn to improve long-term brand growth potential
– Invest in and expand emerging brands/segments – Cambria, Ascend, International
Capture Greater Share of Reservations Via Central Channels
– Grow Choice Privileges loyalty program – target 2.0 million new members in 2011
– Continue to enhance ChoiceHotels.com to increase traffic and conversion
Allocate Free Cash Flows To “Best And Highest” Use
– Continue shareholder-friendly capital allocation policies
– Leverage financial capacity/strength to support expansion of emerging brands
– Evaluate opportunities to enter new segments
– Invest in IT infrastructure to shore up value proposition for international properties

27 Appendix Reconciliation of Non-GAAP Financial Measurements to GAAP

DISCLAIMER
Adjusted franchising margins, adjusted earnings before interest, taxes depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share (EPS), franchising revenues, net operating profit after tax
(NOPAT), return on average invested capital (ROIC) and free cash flows are non-
GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities. The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS
Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2007 through 2010 differ from amounts reported in exhibit 8 of our year-end earnings announcements for those years.
Source: Choice Internal Data, December 2010
($ amounts in thousands)
Year Ended
December 31,
Year Ended
December 31,
Year Ended
December 31,
Year Ended
December 31,
Year Ended
December 31,
Year Ended
December 31,
Year Ended
December 31,
2010 2009 2008 2007 2006 2005 2004
Total Revenues $     596,076 $     564,178 $     641,680 $     615,494 $     539,903 $     472,098 $     428,208
Adjustments:
Marketing and Reservation  (329,246) (305,379) (336,477) (316,827) (273,267) (237,822) (220,732)
Product Sales - - - - - - -
Hotel Operations (4,031) (4,140) (4,936) (4,692) (4,505) (4,293) (3,729)
Franchising Revenues $     262,799 $     254,659 $     300,267 $     293,975 $     262,131 $     229,983 $     203,747
Operating Income $     160,762 $     148,073 $     174,596 $     185,199 $     166,625 $     143,750 $     124,983
Adjustments
Hotel Operations (845) (987) (1,502) (1,451) (1,311) (1,068) (725)
Acceleration of Management Succession Plan - - 6,605 - - - -
Executive Termination Benefits 1,217 3,321 - 3,690 - - -
Curtailment of SERP - 1,209 - - - - -
Loss on Sublease of Office Space - 1,503 - - - - -
Loan Reserves Related to Impaired Notes
Receivable - - 7,555 - - - -
Product Sales - - - - - - -
Impairment of Friendly Investment - - - - - - -
Net $     161,134 $     153,119 $     187,254 $     187,438 $     165,314 $     142,682 $     124,258
Adjusted Franchising Margin 61.3% 60.1% 62.4% 63.8% 63.1% 62.0% 61.0%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS (Continued)
($ amounts in thousands) Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31,
2003
December 31,
2002
December 31,
2001
December 31,
2000
December 31,
1999
December 31,
1998
Total Revenues $     385,866 $     365,562 $     341,428 $            352,841 $           324,203 $            165,474
Adjustments:
Marketing and Reservation  (195,219) (190,145) (168,170) (185,367) (162,603) -
Product Sales - - - - (3,871) (20,748)
Hotel Operations (3,565) (3,331) (3,215) (1,249) - (1,098)
Franchising Revenues $     187,082 $     172,086 $     170,043 $            166,225 $           157,729 $            143,628
Operating Income $     113,946 $     104,700 $      73,577 $             92,427 $             94,170 $             85,151
Adjustments
Hotel Operations (842) (385) (714) (640) - 35
Acceleration of Management Succession Plan - - - - - -
Executive Termination Benefits - - - - - -
Curtailment of SERP - - - - - -
Loss on Sublease of Office Space - - - - - -
Loan Reserves Related to Impaired Notes Receivable - - - - - -
Product Sales - - - - 12 (1,216)
Impairment of Friendly Investment - - 22,713 - - -
Net $     113,104 $     104,315 $      95,576 $             91,787 $             94,182 $             83,970
Adjusted Franchising Margin 60.5% 60.6% 56.2% 55.2% 59.7% 58.5%
Source: Choice Internal Data, December 2010

RETURN ON INVESTED CAPITAL
($ in millions)
Year Ended
December 31,
2010
Year Ended
December 31,
2009
Year Ended
December 31,
2008
Year Ended
December 31,
2007
Year Ended
December 31,
2006
Year Ended
December 31,
2005
Year Ended
December 31,
2004
Operating Income (a) $160.8 $148.1 $174.6 $185.2 $166.6 $143.8 $125.0
Tax Rate(a) 32.1% 34.8% 36.3% 36.0% 27.4% 33.0% 35.1%
After-Tax Operating Income 109.2 96.6 111.2 118.5 121.0 96.3 81.1
+ Depreciation & Amortization 8.3 8.3 8.2 8.6 9.7 9.1 9.9
- Maintenance CAPEX 8.3 8.3 8.2 8.6 9.7 9.1 9.9
Net Op. Profit After-tax (NOPAT) $109.2 $96.6 $111.2 $118.5 $121.0 $96.3 $81.1
Total Assets 411.7 340.0 328.2 328.4 303.3 265.3 263.4
- Current Liabilities 165.3 131.8 135.1 147.5 139.8 120.3 102.1
Invested Capital 246.4 208.2 193.1 180.9 163.5 145.0 161.3
Return on Average Invested Capital 48.0% 48.1% 59.5% 68.8% 78.5% 62.9% 49.7%
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Source: Choice Internal Data, December 2010

RETURN ON INVESTED CAPITAL (Continued)
($ in millions)
Year Ended
December 31,
2003
Year Ended
December 31,
2002
Year Ended
December 31,
2001
Year Ended
December 31,
2000
Year Ended
December 31,
1999
Year Ended
December 31,
1998
Operating Income (a) $113.9 $104.7 $96.3 $92.4 $94.2 $85.2
Tax Rate(a) 36.1% 36.5% 35.0% 39.0% 39.5% 41.7%
After-Tax Operating Income 72.8 66.5 62.6 56.4 57.0 49.7
+ Depreciation & Amortization 11.2 11.3 12.5 11.6 7.7 6.7
- Maintenance CAPEX 11.2 11.3 12.5 11.6 7.7 6.7
Net Op. Profit After-tax (NOPAT) $72.8 $66.5 $62.6 $56.4 $57.0 $49.7
Total Assets 267.3 316.8 321.2 484.1 464.7 398.2
- Current Liabilities 102.2 84.3 71.2 93.8 88.7 64.7
Invested Capital 165.1 232.5 250.0 390.3 375.9 333.6
Return on Average Invested Capital 36.7% 27.6% 19.5% 14.7% 16.1% 15.2%
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Source: Choice Internal Data, December 2010

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS
($ in thousands)
Year Ended
December 31,
2010
Year Ended
December
31, 2009
Year Ended
December 31,
2008
Year Ended
December 31,
2007
Year Ended
December 31,
2006
Year Ended
December 31,
2005
Year Ended
December 31,
2004
Net Cash Provided by Operating Activities $ 144,935 $   112,216 $  104,399 $  145,666 $  153,680 $  133,588 $  108,908
Net Cash Provided (Used) by Investing Activities (32,155) (3,349) (20,265) (21,284) (17,244) (24,531) (14,544)
Free Cash Flows $  112,780 $  108,867 $    84,134 $  124,382 $  136,436 $  109,057 $ 94,364
Source: Choice Internal Data, December 2010

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS (Continued)
($ in thousands)
Year Ended
December 31,
2003
Year Ended
December 31,
2002
Year Ended
December 31,
2001
Year Ended
December 31,
2000
Year Ended
December 31,
1999
Year Ended
December 31,
1998
Net Cash Provided by Operating Activities $ 115,304 $   99,018 $ 101,712 $   53,879 $   65,040 $  38,952
Net Cash Provided (Used) by Investing Activities 27,784 (14,683) 87,738 (16,617) (36,031) (9,056)
Free Cash Flows $  143,088 $  84,335 $   189,450 $   37,262 $  29,009 $   29,896
Source: Choice Internal Data, December 2010

Note: To improve comparability certain employee severance amounts included in the determination of adjusted EBITDA in this presentation for 2007 through
2010 differ from amounts reported in exhibits 8 of our various earnings announcements.
Source: Choice Internal Data, December 2010
ADJUSTED EBITDA
($ in thousands)
Year Ended
December 31,
2010
Year Ended
December 31,
2009
Year Ended
December 31,
2008
Year Ended
December 31,
2007
Year Ended
December 31,
2006
Year Ended
December 31,
2005
Year Ended
December 31,
2004
Operating Income $     160,762 $     148,073 $     174,596 $     185,199 $     166,625 $     143,750 $     124,983
Adjustments
Acceleration of Management
Succession Plan - - 6,605 - - - -
Loss on Sublease of Office Space - 1,503 - - - - -
Executive Termination Benefits 1,217 3,321 - 3,690 - - -
Curtailment of
SERP - 1,209 - - - - -
Loan Reserves Related to Impaired Notes
Receivable - - 7,555 - - - -
Product Sales - - - - - - -
Impairment of Friendly investment - - - - - - -
Depreciation and Amortization 8,342 8,336 8,184 8,637 9,705 9,051 9,947
Adjusted EBITDA $     170,321 $     162,442 $     196,940 $     197,526 $     176,330 $     152,801 $     134,930

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA (Continued)
($ in thousands)
Year Ended
December 31,
2003
Year Ended
December 31,
2002
Year Ended
December 31,
2001
Year Ended
December 31,
2000
Year Ended
December 31,
1999
Year Ended
December 31,
1998
Operating Income $     113,946 $     104,700 $       73,577 $       92,427 $       94,170 $       85,151
Adjustments
Acceleration of Management Succession Plan - - - - - -
Loss on Sublease of Office Space - - - - - -
Executive Termination Benefits - - - - - -
Curtailment of SERP - - - - - -
Loan Reserves Related to Impaired Notes
Receivable - - - - - -
Product Sales - - - - 12 (1,216)
Impairment of Friendly investment - - 22,713 - - -
Depreciation and Amortization 11,225 11,251 12,452 11,623 7,687 6,710
Adjusted EBITDA $     125,171 $     115,951 $     108,742 $     104,050 $     101,869 $       90,645
Source: Choice Internal Data, December 2010

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts) 2010 2009 2008 2007 2006 2005
Net Income 107,441 $                       98,250 $                         100,211 $                       111,301 $                       112,787 $                       87,565 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes -                                   -                                   -                                   -                                   217                                  -
Acceleration of Management Sucession Plan, Net of Taxes -                                   -                                   4,135                               -                                   -                                   -
Executive Termination Benefits, Net of Taxes 762                                  2,079                               -                                   2,310                               -                                   -
Loss on Sublease of Office Space, Net of Taxes -                                   941                                  -                                   -                                   -                                   -
Curtailment of SERP, Net of Taxes -                                   757                                  -                                   -                                   -                                   -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                   -                                   4,729                               -                                   -                                   -
Resolution of Provisions for Income Tax Contingencies -                                   -                                   -                                   -                                   (12,791)                           (4,855)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                                   -                                   -                                   -                                   -                                   1,192
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                                   -                                   -                                   -                                   -                                   -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                                   -                                   -                                   -                                   -                                   -
Adjusted Net Income 108,203 $                       102,027 $                       109,075 $                       113,611 $                       100,213 $                       83,902 $
Weighted Average Shares Outstanding-Diluted 59,656                            60,224                            62,994                            65,766                            67,490                            66,759
Diluted Earnings Per Share 1.80 $                              1.63 $                              1.59 $                              1.69 $                              1.67 $                              1.31 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes -                                   -                                   -                                   -                                   -                                   -
Acceleration of Management Sucession Plan, Net of Taxes -                                   -                                   0.07                                 -                                   -                                   -
Executive Termination Benefits, Net of Taxes 0.01                                 0.02                                 -                                   0.04                                 -                                   -
Loss on Sublease of Office Space, Net of Taxes -                                   0.02                                 -                                   -                                   -                                   -
Curtailment of SERP, Net of Taxes -                                   0.01                                 -                                   -                                   -                                   -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                   -                                   0.07                                 -                                   -                                   -
Resolution of Provisions for Income Tax Contingencies -                                   -                                   -                                   -                                   (0.19)                                (0.08)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                                   -                                   -                                   -                                   -                                   0.02
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                                   -                                   -                                   -                                   -                                   -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                                   -                                   -                                   -                                   -                                   -
Adjusted Diluted Earnings Per Share (EPS) 1.81 $                              1.68 $                              1.73 $                              1.73 $                              1.48 $                              1.25 $
Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2007 through 2010 differ from amounts reported in exhibit 8 of our year-end earnings announcements for those years.
Source: Choice Internal Data, December 2010

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
(Continued)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts) 2004 2003 2002 2001 2000 1999 1998
Net Income 74,345 $                         71,863 $                         60,844 $                         14,327 $                         42,445 $                         57,155 $                         55,305 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes 433                                  -                                   -                                   -                                   -                                        -                                        (7,232)
Acceleration of Management Sucession Plan, Net of Taxes -                                   -                                   -                                   -                                   -                                        -                                        -
Executive Termination Benefits, Net of Taxes -                                   -                                   -                                   -                                   -                                        -                                        -
Loss on Sublease of Office Space, Net of Taxes -                                   -                                   -                                   -                                   -                                        -                                        -
Curtailment of SERP, Net of Taxes -                                   -                                   -                                   -                                   -                                        -                                        -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                   -                                   -                                   -                                   -                                        -                                        -
Resolution of Provisions for Income Tax Contingencies (1,182)                             -                                   -                                   -                                   -                                        -                                        -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                                   -                                   -                                   -                                   -                                        -                                        -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                                   (3,383)                             -                                   -                                   4,721                               -                                        -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                                   -                                   -                                   37,166                            7,532                               -                                        -
Adjusted Net Income 73,596 $                         68,480 $                         60,844 $                         51,493 $                         54,698 $                         57,155 $                         48,073 $
Weighted Average Shares Outstanding-Diluted 69,000                            73,349                            80,114                            89,144                            106,506                          111,334                          119,096
Diluted Earnings Per Share 1.08 $                              0.98 $                              0.76 $                              0.16 $                              0.40 $                              0.51 $                              0.46 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes 0.01                                 -                                   -                                   -                                   -                                   -                                   (0.06)
Acceleration of Management Sucession Plan, Net of Taxes -                                   -                                   -                                   -                                   -                                   -                                   -
Executive Termination Benefits, Net of Taxes -                                   -                                   -                                   -                                   -                                   -                                   -
Loss on Sublease of Office Space, Net of Taxes -                                   -                                   -                                   -                                   -                                   -                                   -
Curtailment of SERP, Net of Taxes -                                   -                                   -                                   -                                   -                                   -                                   -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                                   -                                   -                                   -                                   -                                   -                                   -
Resolution of Provisions for Income Tax Contingencies (0.02)                                -                                   -                                   -                                   -                                   -                                   -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                                   -                                   -                                   -                                   -                                   -                                   -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                                   (0.05)                                -                                   -                                   0.04                                 -                                   -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                                   -                                   -                                   0.42                                 0.07                                 -                                   -
Adjusted Diluted Earnings Per Share (EPS) 1.07 $                              0.93 $                              0.76 $                              0.58 $                              0.51 $                              0.51 $                              0.40 $
Source: Choice Internal Data, December 2010